Exhibit 10.2
AMENDMENT NO. 1 TO THE
PATENT AND TECHNOLOGY LICENSE AGREEMENT
This AMENDMENT NO. 1 to the Exclusive PATENT AND TECHNOLOGY LICENSE AGREEMENT between the PARTIES dated September 11, 2006 (“ORIGINAL LICENSE”), effective the 21st day of December, 2007 (which is the date this AMENDMENT NO. 1 has been fully executed by all PARTIES), is made by and between: (1) THE BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (“UTMDACC”), a component institution of SYSTEM; (2) THE HENRY M. JACKSON FOUNDATION FOR THE ADVANCEMENT OF MILITARY MEDICINE, INC. (“HJF”), a Maryland tax-exempt corporation, whose address is 140 1 Rockville Pike, Suite 600, Rockville, Maryland 20852, on its own behalf and on behalf of THE UNIFORMED SERVICES UNIVERSITY OF THE HEALTH SCIENCES (“USU”), an institution of higher learning within the Department of Defense, an agency of the United States Government, located at 4301 Jones Bridge Road, Bethesda, Maryland 20814-4779; and (3) APTHERA, INC. (formerly known as ADVANCED PEPTIDE THERAPEUTICS, INC.; hereafter referred to as “LICENSEE”). BOARD, HJF and LICENSEE may be referred to hereafter collectively as the “PARTIES.”
RECITALS
A. ADVANCED PEPTIDE THERAPEUTICS, INC., a Delaware corporation having a principal place of business located at 9450 E. Larkspur Drive, Scottsdale, Arizona 85260- 8417, has changed its name since execution of the ORIGINAL LICENSE to APTHERA, INC.
B. BOARD, HJF and LICENSEE desire to amend the ORIGINAL LICENSE.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:
AMENDED TERMS
1.	Section 13.3(d) of ORIGINAL LICENSE shall be deleted in its entirety and replaced with the following:

13.3(d) upon thirty (30) calendar days written notice from UTMDACC, if LICENSEE fails to acquire at least seven million dollars ($7,000,000.00) in funding (whether by debt, equity, merger, reverse merger, grant, corporate partnering or sublicensing) and provides evidence of same to UTMDACC on or before June 30, 2008; or

2.	The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO. 1 the terms and conditions of the ORIGINAL LICENSE shall remain in full force and effect.

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 1.

BOARD OF REGENTS OF THE		APTHERA, INC.
UNIVERSITY OF TEXAS SYSTEM

By:	/s/ John Mendelsohn, M.D.	By:	/s/ Robert E. Kennedy
	John Mendelsohn, M.D. President		Name:	Robert E. Kennedy
	The University of Texas		Title:	President and CFO
	M. D. Anderson Cancer Center	Date: 12/06/07
Date: 12/21/07

THE UNIVERSITY OF TEXAS		THE HENRY M. JACKSON FOUNDATION FOR
M. D. ANDERSON CANCER CENTER		THE ADVANCEMENT OF MILITARY MEDICINE, INC.

By:	/s/ Leon Leach	By:	/s/ John W. Lowe
	Leon Leach		John W. Lowe
	Executive Vice President		President
	The University of Texas M. D. Anderson Cancer Center	Date: 12/11/07
Date: 12/21/07

Approved as to Content:
By:	/s/ Christopher C. Capelli
Christopher C. Capelli
Vice President, Technology Transfer M. D. Anderson Cancer Center

Date: 12/17/07

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